Property and Equipment, net	12 Months Ended
Dec. 31, 2022
Property and Equipment, net
Property and Equipment, net

4. Property and Equipment, Net

Property and equipment, net consist of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Buildings	11,728,192	14,995,857
Machinery and equipment	6,378,741	7,328,207
Leasehold improvements	769,215	923,285
Vehicles	6,184,635	6,101,948
Furniture, office and electric equipment	765,551	850,836
Construction in progress	5,571,941	7,372,605
Total	31,398,275	37,572,738
Accumulated depreciation	(6,468,378)	(8,759,534)
Property and equipment, net	24,929,897	28,813,204

Depreciation expenses were RMB1,758,638, RMB2,102,310 and RMB2,540,899 for the years ended December 31, 2020, 2021 and 2022, respectively.

As of December 31, 2021 and 2022, the title certificates for certain buildings of the Company with an aggregate net book value of approximately RMB6,555,658 and RMB4,909,234, respectively, had not been obtained.